Exhibit 10.1

AMENDMENT NO. 7 TO CREDIT AGREEMENT
This AMENDMENT NO. 7 TO CREDIT AGREEMENT ("Amendment") is dated as of March 22, 2017, and is entered into by and among PERFORMANT BUSINESS SERVICES, INC. (formerly known as DCS Business Services, Inc.), a Nevada corporation ("Borrower"), the Lenders (as defined in the Credit Agreement as hereafter defined) party hereto, and MADISON CAPITAL FUNDING LLC, as Agent for all Lenders.
W I T N E S S E T H:
WHEREAS, Borrower, Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of March 19, 2012 (as the same has been or may be from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement, as amended hereby); and
WHEREAS, Borrower, Agent and Required Lenders have agreed to amend the Credit Agreement in certain respects, in each case subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendment to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties set forth in Section 3 below, the Credit Agreement is hereby amended by amending Section 6.11 thereof by replacing the reference to "February 28, 2017" set forth therein with a reference to "May 15, 2017".
2.    Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:
(a)    Agent shall have received a copy of this Amendment (including the Consent and Reaffirmation attached hereto), executed by Borrower, each Loan Party, and Required Lenders; and
(b)    No Default or Event of Default shall have occurred and be continuing as of the date of this Amendment.
3.    Representations and Warranties. To induce Agent and the Required Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders that:
(a)    the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and each other Loan Party and that this Amendment has been duly executed and delivered by Borrower and each other Loan Party;
(b)    this Amendment and the Borrower's obligations under the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of Borrower and are enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditor's rights generally and to general principles of equity;
(c)    the execution and delivery by Borrower and the other Loan Parties of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained;
(d)    after giving effect to this Amendment, the representations and warranties of Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and
(e)    no Default or Event of Default has occurred and is continuing.
4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
5.    References. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
6.    Counterparts; Electronic Transmission. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Facsimile signatures and other electronic signatures shall also constitute originals.
7.    Release.
(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and each other Loan Party (by such other Loan Party's execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the

"Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, Borrower or such Loan Party or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)    Each of Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Each of Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth herein.
8.    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
9.    Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

PERFORMANT BUSINESS SERVICES, INC.
(formerly known as DCS Business Services, Inc.)

By: /s/ Hakan Orvell______________________
Name: Hakan Orvell______________________
Title: Chief Financial Officer _______________

Signature Page to Amendment No. 7 to Credit Agreement

MADISON CAPITAL FUNDING LLC, as Agent and a Lender By: /s/ Craig Dugan_______________________ Name: Craig Dugan_______________________ Title: VP________________________________

MCF CLO IV LLC,
as a Lender

By:
Madison Capital Funding LLC, as successor to MCF Capital Management LLC, as collateral manager

By: /s/ Brian Ternes
Name: Brian Ternes
Title: Vice President_______________________

Signature Page to Amendment No. 7 to Credit Agreement

MIDCAP FUNDING XVI TRUST,
as a Lender
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory__________________

Signature Page to Amendment No. 7 to Credit Agreement

AUDAX CREDIT OPPORTUNITIES OFFSHORE
LTD., as a Lender

By: /s/ Michael P. McGonigle _______________
Name: Michael P. McGonigle _______________
Title: Authorized Signatory__________________
AUDAX SENIOR DEBT (WCTPT) SPV, LLC,
as a Lender

By: /s/ Michael P. McGonigle _______________
Name: Michael P. McGonigle _______________
Title: Authorized Signatory__________________
AUDAX CREDIT OPPORTUNITIES (SBA), LLC,
as a Lender

By: /s/ Michael P. McGonigle _______________
Name: Michael P. McGonigle _______________
Title: Authorized Signatory__________________
A CMFG LIFE INSURANCE COMPANY,
by Audax Management (NY), LLC, its subadviser
as a Lender

By: /s/ Michael P. McGonigle _______________
Name: Michael P. McGonigle _______________
Title: Authorized Signatory__________________

Signature Page to Amendment No. 7 to Credit Agreement

BANCALLIANCE INC.,
BY: AP COMMERCIAL LLC, its attorney-in-fact,
as a Lender

By: /s/ John Gray _________________________
Name: John Gray _________________________
Title: Executive Vice President______________

Signature Page to Amendment No. 7 to Credit Agreement

Saratoga Investment Corp CLO 2013-1, Ltd.,
as a Lender

By: /s/ Pavel Antonov _____________________
Name: Pavel Antonov _____________________
Title: Attorney In Fact_____________________

Signature Page to Amendment No. 7 to Credit Agreement

PennantPark Floating Rate Funding I, LLC,
as a Lender

PennantPark Floating Rate Capital Ltd., as
Designated Manager

By: /s/ Arthur H. Penn _____________________
Name: Arthur H. Penn _____________________
Title: Chief Executive Officer________________

Signature Page to Amendment No. 7 to Credit Agreement

CONSENT AND REAFFIRMATION
Each of Performant Financial Corporation, Performant Recovery, Inc. (formerly known as Diversified Collection Services, Inc.) and Performant Technologies, Inc. (formerly known as Vista Financial, Inc.) (collectively, the "Companies") hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 7 to Credit Agreement dated as of March 22, 2017 (the "Amendment"); (ii) consents to Borrower's execution and delivery of the Amendment and the consummation of the transactions contemplated thereby; (iii) agrees to be bound by the Amendment (including by Section 7 of the Amendment); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party; and (v) reaffirms that such Loan Documents shall continue to remain in full force and effect and that its guaranty of the Obligations and grant of security interests in its assets to secure such guaranty of the Obligations shall remain in effect in all respects. Although the Companies have been informed of the matters set forth herein and has acknowledged and agreed to same, each of the Companies understands that Agent and Lenders have no obligation to inform either Company of such matters in the future or to seek acknowledgment of either Company or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
IN WITNESS WHEREOF, the parties hereto have caused this Consent and Reaffirmation to be duly executed under seal and delivered by their respective duly authorized officers on and as of the date of the Amendment.
[Signature Page Follows]

PERFORMANT FINANCIAL CORPORATION By: /s/ Hakan Orvell ______________________ Name: Hakan Orvell ______________________ Title: Chief Financial Officer________________

PERFORMANT RECOVERY, INC.
(formerly known as Diversified Collection Services, Inc.)

By: /s/ Hakan Orvell  ______________________
Name: Hakan Orvell_______________________
Title: Chief Financial Officer ________________

PERFORMANT TECHNOLOGIES, INC. (formerly known as Vista Financial, Inc.)

By: /s/ Hakan Orvell  ______________________
Name: Hakan Orvell_______________________
Title: Chief Financial Officer ________________

Signature Page to Consent and Reaffirmation -Amendment No. 7 to Credit Agreement